SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Delphi Automotive Systems Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement:

(3)	Filing Party:

(4)	Date Filed:

PROXYVOTE.COM

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding in the security identified below. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

DELPHI AUTOMOTIVE SYSTEMS CORPORATION 2001 Annual Meeting of Stockholders.

MEETING DATE:  MAY 1, 2002
RECORD DATE:  MARCH 4, 2002
CUSIP NUMBER:  247126105

ACCOUNT NUMBER:  3456789012345678901

CONTROL NUMBER:  012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site:

http://www.ProxyVote.com

Note:  If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and the four-digit PIN you enrolled with at the time you elected to receive electronic communications (we suggest the last four digits of your Social Security Number or Tax ID). If you do not know your PIN please follow the instructions below. Internet voting is accepted up to 11:59 p.m. (ET) the day before the meeting/cut off date.

To view the documents below, you may need Adobe Acrobat Reader. To download the Adobe Reader, click the url address below:
http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

ANNUAL REPORT
http://www.delphi.com/ir

PROXY STATEMENT
http://www.delphi.com/ir

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about proxyvote.com. (Include the original text and subject line of this message for identification purposes.)

DELPHI AUTOMOTIVE SYSTEMS CORPORATION
5725 Delphi Drive
Troy, Michigan 48098
March 15, 2002

TO OUR STOCKHOLDERS:

Our 2002 annual meeting of stockholders will be held at the Hyatt Regency Rochester, 125 East Main Street, Rochester, New York 14604, on May 1, 2002. This is our third annual meeting since we became an independent company in 1999.

The annual meeting will begin promptly at 8:00 a.m., local time. If you plan to attend the meeting, please check the box on your proxy card indicating your intention to do so.

Please read these materials so that you will know what we plan to do at the meeting. Also, please either sign and return the accompanying proxy card in the enclosed postage-paid envelope or instruct us via the Internet or by telephone as to how you would like to vote your shares. By doing this, your shares will be voted as you direct even if you cannot attend the meeting. Instructions on how to vote your shares are on the proxy card enclosed with this proxy statement. Stockholders may also obtain the notice of annual meeting and the proxy statement at Delphi's home page on the World Wide Web (www.delphi.com). Those of our stockholders who have consented to receiving these materials electronically rather than receiving paper copies in the mail will receive only a copy of the notice of annual meeting and the proxy card by mail.

J. T. Battenberg III
Chairman, Chief Executive Officer and President

Whether or not you plan to attend the meeting, please provide your proxy by using the Internet, calling the toll free telephone number, or filling in, signing, dating, and promptly mailing the accompanying proxy card in the enclosed envelope.

From airport:
Take 390 North to 490 East. Take exit #13, Plymouth Ave./Downtown West. Turn right on Plymouth Ave. Turn left on Main St. Hotel is  1/2 block past the fourth light on right.

From the south:
Take 390 North to 590 North to 490 West. Take exit #16, Downtown-Clinton Ave. Stay to the left on Clinton Ave. Turn left on Broad St. Turn right on Stone St. Turn left on Main St. Hotel is  1/2 block on left.

From the west (Buffalo)
Take 90 East to Exit #47 (LeRoy, I-490). Pay toll. Take 490 East approximately 20 miles, to Exit #13, Plymouth Ave. West. Turn right at light on Plymouth Ave. Turn left on Main St. Hotel is  1/2 block past fourth light on right.

From the east (Syracuse)
Take 90 West to Exit #45 (Rochester, I-490). Pay toll. Take 490 West approximately 15 miles, to Exit #16, Downtown-Clinton Ave. Stay to the left on Clinton Ave. Turn left on Broad St. Turn right on Stone St. Turn left on Main St. Hotel is  1/2 block on left.

TO CAST YOUR VOTE BY INTERNET OR PHONE SEE REVERSE SIDE

DELPHI AUTOMOTIVE SYSTEMS CORPORATION
PROXY/VOTING INSTRUCTION CARD

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS

Hyatt Regency Rochester
125 East Main Street
Rochester, New York 14604
WEDNESDAY, MAY 1, 2002, 8:00 A.M. LOCAL TIME

The undersigned authorizes J.T. Battenberg III and Thomas H. Wyman, and each of them, with full power of substitution, as proxies of the undersigned, to vote the COMMON STOCK of the undersigned upon the nominees for Director (Robert H. Brust, Alan S. Dawes, and Donald L. Runkle), upon the other items shown on the reverse side, which are described on pages 4 through 15 of the Proxy Statement, and upon all other matters which may properly come before the 2002 Annual Meeting of Stockholders of Delphi Automotive Systems Corporation, or any adjournment thereof.

This card also provides voting instructions for shares held in the various employee savings plans of Delphi and its subsidiaries and certain other employee savings plans as described in the Proxy Statement. IF YOUR REGISTRATIONS ARE NOT IDENTICAL, YOU MAY RECEIVE MORE THAN ONE SET OF PROXY MATERIALS. PLEASE VOTE ALL CARDS YOU RECEIVE.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES (SEE REVERSE SIDE) BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1 AND 2, AND “AGAINST” ITEMS 3, 4, 5, 6 AND 7.

Please mark, date and sign this proxy as name(s) appears on the reverse side, and return it promptly, whether or not you plan to attend the annual meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the annual meeting and decide to vote by ballot, such vote will supersede this proxy.

DELPHI AUTOMOTIVE SYSTEMS
C/O BANK OF NEW YORK
P.O. BOX 11002
NEW YORK, NY 10286-1002

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Delphi Automotive Systems, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

IF YOU ARE VOTING BY INTERNET OR TELEPHONE, PLEASE DO NOT MAIL YOUR PROXY CARD.

Thank you for voting!

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
DELPHI          KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELPHI AUTOMOTIVE SYSTEMS

This proxy/voting instruction card will be voted
“FOR’’ Items 1 and 2, if no choice is specified.

1.	Election of Directors	For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below
	(01) Robert H. Brust (02) Alan S. Dawes (03) Donald L. Runkle	☐	☐	☐	______________________________________________

Vote On Proposals		For	Against	Abstain

2.	Ratify selection of independent accountants

This Proxy/voting instruction card will be voted “AGAINST” Items 3, 4, 5, 6 and 7, if no choice is specified.		☐	☐	☐

3.	Stockholder proposal relating to the redemption of Delphi’s stockholder rights plan	☐	☐	☐

4.	Stockholder proposal relating to the annual election of directors	☐	☐	☐

5.	Stockholder proposal relating to adoption of code for Delphi’s international operations	☐	☐	☐

6.	Stockholder proposal relating to confidential voting	☐	☐	☐

7.	Stockholder proposal relating to fees paid to Delphi’s outside auditing firm	☐	☐	☐

Please check here if you plan to attend the annual meeting. ☐

_____________________________________________	_____________________________________________
Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

GENERIC REGISTERED
TELEPHONE PROXY VOTING SERVICE DIALOGUE
1-800-690-6903

DIALOGUE NUMBER	TYPE OF DIALOGUE	DIALOGUE
1	Greeting 1	Hello. Thank you for calling the Telephone Proxy Voting Service. • Go to dialogue #2.

2	Greeting 2
Press one if you are calling from a touch-tone phone and have your Proxy Form in front of you.
•  Enter ‘1’.
•  Go to dialogue #3.
•  Enter invalid response. “Please call back when you have your Proxy Form. Thank you for calling the Telephone Proxy Voting Servie. This concludes your transaction.”
•  Disconnect.
•  When an invalid response of more than 1 digit is entered, the caller is disconnected without a message.
•  Enter nothing. “Please call back when you have your Proxy Form. Thank you for calling the Telephone Proxy Voting Service. This concludes your transaction.”
•  Disconnect.

3	Let’s Begin	Let’s begin. • Go to dialogue #4.

GENERIC REGISTERED
TELEPHONE PROXY VOTING SERVICE DIALOGUE
1-800-690-6903

DIALOGUE NUMBER	TYPE OF DIALOGUE	DIALOGUE
4	Enter CN
Please enter the twelve digit Control Number located on the left side of the Proxy Form above the directors.
•  Enter 12 valid Control Number digits during or after dialogue #s 3 & 4.
•  Go to dialogue #5.
•  Enter 12 invalid Control Number digits during or after dialogue #s 3 & 4. “Sorry, your Control Number is invalid.”
•  Go to dialogue #4.
•  A third invalid attempt triggers the ‘Sorry Problems’ message and disconnects—.
•  Enter 1 to 11 invalid digits/characters during or after dialogue #s 3 & 4. “Sorry, your input was invalid.”
•  Go to dialogue #4.
•  A third invalid attempt triggers the ‘Sorry Problems’ message and disconnects—.
•  Enter nothing. “I have not received your response.” OR “Sorry, your input was invalid.”
•  Go to dialogue #4.
•  A third no response triggers the ‘Sorry Problems’ message and disconnects—.

5	Thank You
Thank you.
When vote is in advance of the meeting date . . .
•  Go to dialogue #6.
OR
When vote is on the day of the meeting date . . .
“Your vote cannot be accepted. It is the day of the meeting or the vote is late.”
•  Go to dialogue #4.

GENERIC REGISTERED
TELEPHONE PROXY VOTING SERVICE DIALOGUE
1-800-690-6903

DIALOGUE NUMBER	TYPE OF DIALOGUE	DIALOGUE
6	Accept Default	If you elect to vote as the Board of Directors recommends, press one. If you elect to vote on directors and proposals individually, press two. • Enter ‘1’.

•  Go to dialogue #24.
•  Enter ‘2’.
•  Go to dialogue #7.
•  Enter nothing or an invalid response. “I have not received your response.” OR “Sorry, your input was invalid.”
•  Go to dialogue #6.
•  A third no response or invalid response triggers the ‘Sorry Problems’ message and disconnects—.

GENERIC REGISTERED
TELEPHONE PROXY VOTING SERVICE DIALOGUE
1-800-690-6903

DIALOGUE NUMBER	TYPE OF DIALOGUE	DIALOGUE
• Dialogues numbered 7 (2) through 15 and 19 are only reached when there are nominees to vote on—and caller elects to vote on directors and proposals individually.

7	Nominee Vote **Dialogue(1) or (2) depending on whether there are Nominees for this proxy vote
(1) There are zero nominees for this proxy vote.
•  Go to dialogue #16.

OR

(2) If you wish to vote for all nominees, press one.
      To withhold all nominees, press two.
      To withhold specific nominees, press three.
•  Enter ‘1’.
•  Go to dialogue #8.
•  Enter ‘2’.
•  Go to dialogue #9.
•  Enter ‘3’.
•  Go to dialogue #10.
•  Enter nothing or an invalid response. “I have not received your response.” OR “Sorry, your input was invalid.”
•  Go to dialogue #7.
•    A third no response or invalid response triggers the ‘Sorry Problems’ message and disconnects—.

GENERIC REGISTERED
TELEPHONE PROXY VOTING SERVICE DIALOGUE
1-800-690-6903

DIALOGUE NUMBER	TYPE OF DIALOGUE	DIALOGUE
8	For All Nominees
You have voted for all nominees. If this is correct, press one. If this is not correct, press two.
•  Enter ‘1’.
•  Go to dialogue #16.
•  Enter ‘2’.
•  Go to dialogue #7.
•  Enter nothing or an invalid response. “I have not received your response” OR “Sorry, your input was invalid.”
•  Go to dialogue #8.
•  A third no response or invalid response triggers the ‘Sorry Problems’ message and disconnects—.

9	Withhold All Nominees
You have voted to withhold all nominees. If this is correct, press one. If this is not correct, press two.
•  Enter ‘1’.
•  Go to dialogue #16.
•  Enter ‘2’.
•  Go to dialogue #7.
•  Enter nothing or an invalid response. “I have not received your response” OR “Sorry, your input was invalid.”
•  Go to dialogue #9.
•  A third no response or invalid response triggers the ‘Sorry Problems’ message and disconnects—.

GENERIC REGISTERED
TELEPHONE PROXY VOTING SERVICE DIALOGUE
1-800-690-6903

DIALOGUE NUMBER	TYPE OF DIALOGUE	DIALOGUE
10	Specific Nominee	You have chosen to withhold specific Nominees. • Go to dialogue #11.

11	Enter Nominee
Enter the two digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter zero zero.
•  Enter valid two digit number between 1 and 10.
•  Go to dialogue #12.
•  Enter valid two digit number between 1 and 10 that was previously entered—therefore a duplicate nominee number.
•  Go to dialogue #13.
•  Enter ‘00’
•  Go to dialogue #16.
•  Enter invalid digit(s).
•  Go to dialogue #14.
•  Enter nothing.
•  Go to dialogue #16.

12	Verify Nominee
You have entered Nominee Number. . . . If this is correct, press one. If this is not correct, press two.
•  Enter ‘1’.
•  Go to dialogue #15.
•  Enter ‘2’.
•  Go to dialogue #15.
•  Enter nothing or an invalid response. “I have not received your response.” OR “Sorry, your input was invalid.”
•  Go to dialogue #12.—(Only “If...correct, press one—if...not correct, press two” is repeated.)
•  A third no response or invalid response triggers the ‘Sorry Problems’ message and disconnects—.

GENERIC REGISTERED
TELEPHONE PROXY VOTING SERVICE DIALOGUE
1-800-690-6903

DIALOGUE NUMBER	TYPE OF DIALOGUE	DIALOGUE
13	Dup Nominee	You have already seleced Nominee Number . . . . . . . . . . • Go to dialogue #15.

14	Invalid Nominee	Your entry was invalid. The Nominee Number must be between one and ten. • Go to dialogue #15.

15	Another Nominee
If you wish to withhold another nominee, enter the two digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter zero zero.
•  Enter valid two digit number between 1 and 10 to withhold another nominee.
•  Go to dialogue #12.
•  Enter valid two digit number between 1 and 10 that was previously entered – therefore a duplicate nominee number.
•  Go to dialogue #13.
•  Enter ‘00’.
•  Go to dialogue #16.
•  Enter invalid nonimee number.
•  Go to dialogue #14.
•  Enter nothing.
•  Go to dialogue #16.

16	Proposal Voting	Proxy voting continues with proposal voting. • Go to dialogue #17.

17	Proposal Name	We are ready to accpet your vote for Proposal . . . . • Go to dialogue #18.

GENERIC REGISTERED
TELEPHONE PROXY VOTING SERVICE DIALOGUE
1-800-690-6903

DIALOGUE NUMBER	TYPE OF DIALOGUE	DIALOGUE
18	Proposal Vote
If you are not voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.
•  Enter ‘1’, ‘2’, ‘3’, etc. (proposal numbers may vary) to vote on a specific proposal.
•  Go to dialogue #17 to vote on another proposal.
•  Go to dialogue #19 after all proposals are voted.
•  Enter nothing or invalid response. “I have not received your response.” OR “Sorry, your input was invalid.”
•  Go to dialogue #17
•  A third no response or invalid response triggers the ‘Sorry Problems’ message and disconnects — ..

19	Nominee Vote Confirmation
When there are no nominees...
•  Go to dialogue #20
When there are no nominees...
You have voted for all Nominees.
or
You have voted to withhold all Nominees.
or
You have voted to withhold Nominee.
•  Go to dialogue #20

20	For Proposal	You have voted for Proposal... .

21	Against Proposal	You have voted against Proposal... .

GENERIC REGISTERED
TELEPHONE PROXY VOTING SERVICE DIALOGUE
1-800-690-6903

DIALOGUE NUMBER	TYPE OF DIALOGUE	DIALOGUE
22	Abstain Proposal	You have voted to abstain from Proposal . . . . • Dialogues 20, 21, and 22 are repeated until all proposal votes are certified. • Go to dialogue #23.

23	Confirm Votes
If this is correct, press one. If this is not correct, press two. If you would like your vote repeated to you, press three.
•  Enter ‘1’. “A vote has been recorded for Control Number . . . . . . . . . .”
•  Go to dialogue #26.
•  Enter ‘2’.
•  Go to dialogue #6.
•  A third entry of this response triggers the ‘Too Many Incorrect’ message, followed by the ‘Sorry Problems’ message and disconnects — .
•  Enter ‘3’.
•  Go to dialogue #19.
•  Enter nothing or invalid response. “I have not received your response.” OR “Sorry, your input was invalid.”
•  Go to dialogue #19, 20, 21, 22.
•  A third no response or invalid response triggers ‘Sorry Problems’ message and disconnects — .

24	Vote Recommend	You have elected to vote as the Board of Directors has recommended. • Go to dialogue #25.

GENERIC REGISTERED
TELEPHONE PROXY VOTING SERVICE DIALOGUE
1-800-690-6903

DIALOGUE NUMBER	TYPE OF DIALOGUE	DIALOGUE
25	Board Recommends
Recommended elections include a vote to approve all proposed nominees and a vote for proposals zero one, zero two, zero four. If this is correct, press one. If this is not correct, press two. If you would like your vote repeated to you, press three.
•  Enter ‘1’. “A vote has been recorded for Control Number . . . . . . . . . . .
•  Go to dialogue #26.
•  Enter ‘2’.
•  Go to dialogue #6.
•  A third entry of this response triggers the ‘Too Many Incorrect’ message followed by the ‘Sorry Problems’ message and disconnects—.
•  Enter ‘3’.
•  Go to dialogue #24.
•  Enter nothing or an invalid reponse. “I have not received your response.” OR “Sorry, your input was invalid.”
•  Go to dialogue #24.
•  A third no response or invalid response triggers ‘Sorry Problems’ message and disconnects—.

GENERIC REGISTERED
TELEPHONE PROXY VOTING SERVICE DIALOGUE
1-800-690-6903

DIALOGUE NUMBER	TYPE OF DIALOGUE	DIALOGUE
26	Conclude Business
If this concludes your business, press one. If you would like to vote for another Proxy Election, press two.
•  Enter ‘1’.
•  Go to dialogue #27.
•   Enter ‘2’.
•  Go to dialogue #27.
•  Enter nothing or an invalid response. “I have not received your response.” OR “Sorry, your input was invalid.”
•  Go to dialogue #26.
•  A third no response or invalid response triggers the ‘Sorry Problems’ message and disconnects — .

27	Record Votes
All of your votes have been recorded by the Telephone Proxy Voting Service. Do not mail in your proxy card.
•  Go to dialogue #4. — if voting for another Proxy Election based on voter’s response to dialogue #26.
•  Go to dialogue #28. — if not voting for another Proxy Election based on voter’s response to dialogue #26.

28	Thank You	Thank you for calling the Telephone Proxy Voting Service. This concludes your transaction. • Disconnect.

GENERIC REGISTERED
TELEPHONE PROXY VOTING SERVICE DIALOGUE
1-800-690-6903

STANDARD DIALOGUES REPEATED UNDER VARIOUS CONDITIONS

The dialogues below are spoken under various circumstances. Generally, the “Sorry Problems” dialogue is repeated on the third attempt to get valid information.

TYPE OF INSTRUCTION	DIALOGUE

Sorry Problems
We are sorry you are experiencing problems entering your vote.
Please call later and try again.

•  NOTE
    The “Sorry Problems” dialogue is generally repeated after any combinations of three invalid responses or non respenses to a set of dialogues. This is followed by a disconnection.

Too Many Incorrects
You have made too many incorrect entries. Please call back when you have the correct information.

•  NOTE
    The “Too Many Incorrects” dialogue is generally repeated when there are several changes and inconsistencies responding to a set of dialogues. This is followed by the “Sorry Problems” dialogue and a disconnection.

Invalid Input	Sorry, your input was invalid.

Pause .5	[ 500 msof silence ] (Amount of pause time permitted between caller’s vote and continuationof telephone dialogue.)

Proxy ☑ Vote

DELPHI AUTOMOTIVE SYSTEMS CORPORATION Annual Meeting

To be held on 05/01/2002 for holders as of 03/04/2002

CUSIP 247126-105

Your Control Number:

Directors’ Recommendations:

Choose this if you would like to vote your shares following directors’ recommendations. See below for the detailed recommendations. Please read it carefully.

Vote my shares per directors’ recommendations

Proxy Ballot:

DIRECTORS:

Directors recommend a vote for election of the following nominees

☐  For All Nominees    ☐  Withhold All Nominees

☐  For All EXCEPT Those Selected Below:

☐  ROBERT H. BRUST
☐  ALAN S. DAWES
☐  DONALD L. RUNKLE

PROPOSALS:

Please indicate your proposal selections by clicking on the fields below.

02.    RATIFY SELECTION OF INDEPENDENT ACCOUNTANTS
Directors Recommend: FOR
☐  For    ☐  Against    ☐  Abstain

03.    STOCKHOLDER PROPOSAL RELATING TO THE REDEMPTION OF DELPHI’S STOCKHOLDER RIGHTS PLAN
Directors Recommend: AGAINST
☐  For    ☐  Against    ☐  Abstain

04.    STOCKHOLDER PROPOSAL RELATING TO THE ANNUAL ELECTION OF DIRECTORS
Directors Recommend: AGAINST
☐  For    ☐  Against    ☐  Abstain

05.    STOCKHOLDER PROPOSAL RELATING TO ADOPTION OF CODE FOR DELPHI’S INTERNATIONAL OPERATIONS
Directors Recommend: AGAINST
☐  For    ☐  Against    ☐  Abstain

06.    STOCKHOLDER PROPOSAL RELATING TO CONFIDENTIAL VOTING
Directors Recommend: AGAINST
☐  For    ☐  Against    ☐  Abstain

07.    STOCKHOLDER PROPOSAL RELATING TO FEES PAID TO DELPHI’S OUTSIDE AUDITING FIRM
Directors Recommend: AGAINST
☐  For    ☐  Against    ☐  Abstain

Vote my shares per the above selections

Click to see: “Letter to our clients regarding voting authority”

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